________________________________________________________________________________
________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 31, 2003


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-8676                36-1058780
          --------                     ------                ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation )                                 Identification No.)

Number One Tantalum Place, North Chicago, Illinois            60064
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (847) 689-4900


________________________________________________________________________________
________________________________________________________________________________

Item 5.  Other Events.

         On January 15, 2002, Fansteel Inc. ("Fansteel" or the "Company") and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court in Wilmington, Delaware (the "Bankruptcy Court"). The cases have been assigned to the Honorable Judge Joseph J. Farnan, Jr. Judge Farnan granted a withdrawal of the cases to the United States District Court for the District of Delaware and the cases are being jointly administered under Case Number 02-10109.

         Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. In accordance with the Commission's general guidance as set forth in SEC Release No. 349660, the Company is filing copies of its monthly operating reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K.

         The Company's and each of its U.S. subsidiaries' unconsolidated, unaudited monthly operating reports for the period from July 1, 2003 to July 31, 2003 (the "Operating Reports") are filed as Exhibits 99.1 through
99.8 hereto and incorporated by reference herein.

         The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports since they contain unaudited information, and are in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Reports are complete. The Operating Reports also contain information for periods that may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended. Moreover, the Operating Reports and other communications from the Company and its U.S. subsidiaries may include forward-looking statements subject to various assumptions regarding the Company's and its U.S. subsidiaries' operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Operating Reports and the Company undertakes no obligation to update or revise the Operating Reports.


Item 7.  Exhibits.

(c)      Exhibits.

Exhibit No.    Description
----------     -----------
99.1           United States Trustee Report of the Company for July 2003
99.2           United States Trustee Report of American Sintered Technologies, Inc. for July 2003
99.3           United States Trustee Report of Custom Technologies Corp. for July 2003
99.4           United States Trustee Report of Escast, Inc. for July 2003
99.5           United States Trustee Report of Fansteel Holdings, Inc. for July 2003
99.6           United States Trustee Report of Phoenix Aerospace Corp. for July 2003
99.7           United States Trustee Report of Washington Manufacturing Co. for July 2003
99.8           United States Trustee Report of Wellman Dynamics Corp. for July 2003


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FANSTEEL INC.

                                   By:    /s/ GARY L. TESSITORE
                                          ------------------------
                                   Name:  Gary L. Tessitore
                                   Title: Chairman, President and
                                          Chief Executive Officer


                                   By:    /s/ R. MICHAEL MCENTEE
                                          -------------------------
                                   Name:  R. Michael McEntee
                                   Title: Vice President and
                                          Chief Financial Officer

Dated:  September __, 2003

                                                                                EXHIBIT 99.1


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

MONTHLY OPERATING REPORT
                                                                                 DOCUMENT     EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                                ------------    ----------   --------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                     MOR 1              Yes           No
    Bank Reconciliations                                        MOR 1 (cont)    Available        No
    Copies of bank statements                                                   Available        No
    Cash disbursement journals                                                  Available        No
Statement of operations                                         MOR 2              Yes           No
Balance Sheet                                                   MOR 3              Yes           No
Status of Postpetition Taxes                                    MOR 4              Yes           No
    Copies of payment receipts                                                  Available        No
    Copies of tax returns filed during reporting period                         Available        No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes           No
    Listing of aged accounts payable                                            Available        No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes           No
Debtor Questionnaire                                            MOR 5              Yes           No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                        8/29/2003
---------------------------------------      --------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
---------------------------------------      --------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                           CURRENT MONTH                  CUMULATIVE FILING TO DATE
                                 ---------------------------------     ------------------------------
                                     ACTUAL           PROJECTED            ACTUAL        PROJECTED
                                 --------------   ----------------     -------------   --------------
RECEIPTS
--------
A/R Collections                    $ 3,803,787       $ 3,746,000        $ 72,981,995    $ 74,866,950
Loans                                        -                 -                   -               -
Sale of Assets                               -                 -           2,350,183       2,200,000
InterCompany Transfers                 240,426           500,000           2,444,177       4,082,580
Other                                  539,140           613,252           7,237,211       7,085,362

                                 --------------   ---------------     ---------------   -------------
     Total Receipts                  4,583,353         4,859,252          85,013,566      88,234,892
                                 --------------   ---------------     ---------------   -------------

DISBURSEMENTS
-------------

Net Payroll                            861,537           840,909          14,172,721      14,722,536
Payroll Taxes                          386,609           386,740           6,718,473       6,827,728
Accounts Payable                     1,052,013           994,463          32,240,620      36,401,873
Profit Sharing / Pension               185,427           258,834           2,913,013       3,236,734
Insurance                            1,327,203         1,391,504          11,849,009      13,070,420
Commissions                             83,819           107,464           1,990,496       2,523,829
Utilities                              197,353           214,530           3,543,545       3,736,963
Leases / Rents                          49,241            48,248             582,169         734,089
Bank Service Charges                         -                 -                   -               -
Loans                                        -                 -                   -               -
Professional Fees-Bankruptcy           645,060           867,145           8,446,905      10,209,079
Capital Expenditures                         -                 -           1,022,123         793,300
US Trustee Fees                            750            32,000              36,000          68,250
Court Costs                                  -                 -                   -               -

                                 --------------   ---------------     ---------------   -------------
     Total disbursements             4,789,012         5,141,837          83,515,072      92,324,801
                                 --------------   ---------------     ---------------   -------------


NET CASH FLOW                     $   (205,659)     $   (282,585)      $   1,498,494     $(4,089,909)
-------------                     ==============   ===============     ===============   =============



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

BANK RECONCILIATION (MOR-1) (CONT.)
                                      Account                                  Book
Balance per Books                      Number       Account Type             Balance
                                    -----------  ------------------       ------------
   Petty Cash                            N/A        Petty cash              $    6,775

   National City Bank              884096887        Operational              2,556,129

   National City - CBCA             18082912        Disbursement              (165,359)

   Corporate Payroll              5300011495        Payroll                     49,341

   First Midwest Bank                0173906        Petty Cash                   1,094

   National City Bank              884157627        Blocked                    908,159

   National City Bank              884096879        Payroll                          -

   National City Bank              884157643        Benefit Bank                (1,042)

   National City Bank              884096908        Health Insurance            11,799

   National City                   884096772        Operational               (127,068)

   Mellon Bank                       1465820        Payroll                          -

   National City Bank              884096799        Disbursement                     -

   Bank One                        261379147        Payroll                      4,670

   National City Bank              884156747        Disbursements               (9,610)

   Payroll Clearing                        -        Clearing                     9,281

   National City Bank               18081568        Disbursement              (160,610)

   National City Bank               18081576        Payroll                     25,345

   National City Bank              884096780        Operational               (191,076)

   Hancock Bank                   01-0101494        Payroll                      5,103

   Bancorp South                    06582837        Operational                  9,837

   National City                   658912591        Payroll                      4,070

                                                                           -----------
                                                                            $2,936,838
                                                                           ===========

Bank reconciliations are available.




FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)
                                                   Month of           CUMULATIVE
                                                   July, 2003        FILING TO DATE
                                                --------------      ----------------
Gross Sales                                       $ 2,986,182        $ 69,486,517
Less: Defective mat'l returned                              -                 947
        Sales allowances                              (50,001)            111,348
        Cash discounts                                 19,769             362,110
                                                --------------      --------------
           Total sales deductions                     (30,232)            474,405
                                                --------------      --------------
        NET SALES                                   3,016,414          69,012,112
                                                --------------      --------------
Cost of Sales                                       2,745,341          66,418,155
                                                --------------      --------------
        GROSS PROFIT                                  271,073           2,593,957
                                                --------------      --------------
Selling, General & Admin. Expense
    Selling expense                                   221,449           5,073,087
    General & Admin. expense                          585,658          10,717,294
    Corporate Fees                                   (249,500)         (3,882,856)
                                                --------------      --------------
      Total S G & A and Environ. Expense              557,607          11,907,525
                                                --------------      --------------
        OPERATING INCOME                             (286,534)         (9,313,568)
                                                --------------      --------------
OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in
         Subsidiaries                                       -            (968,257)
    Other Income (Expense)                                  -          10,772,884
    Interest Income (Expense)                         (48,463)           (602,327)
                                                --------------      --------------
        Other Income (Expense)                        (48,463)          9,202,300
                                                --------------      --------------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                             (334,997)           (111,268)
                                                --------------      --------------
REORGANIZATION ITEMS
    Professional Fees                                 598,918           6,297,637
    US Trustee Quarterly Fees                               -              35,250
    (Gain) Loss from sale of equipment                      -                   -
    Other Reorganization Expenses                           -                   -
                                                --------------      --------------
        Total Reorganization Items                    598,918           6,332,887
                                                --------------      --------------
INCOME (LOSS) BEFORE TAXES                           (933,915)         (6,444,155)

Provision for Taxes                                    79,000             481,000
                                                --------------      --------------
NET INCOME (LOSS)                               $  (1,012,915)      $  (6,925,155)
                                                ==============      ==============

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                         7/31/03            1/15/02
                                                     ---------------      ------------
ASSETS
-------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents           $     2,936,838      $  1,438,344
    Restricted cash and cash equivalents                           -                 -
    Accounts receivable - net                              5,905,636        14,281,299
    Inventories - net                                      6,344,870        13,747,533
    Other assets - current                                   691,485           805,785
                                                     ---------------      ------------
           TOTAL CURRENT ASSETS                           15,878,829        30,272,961
                                                     ---------------      ------------
OTHER ASSETS
    Deferred income taxes                                          -                 -
    Intercompany receivable                               36,819,590        35,224,200
    Investment in subsidiaries                             6,880,855        11,970,175
    Other                                                  6,604,271           120,306
                                                     ---------------      ------------
           TOTAL OTHER ASSETS                             50,304,716        47,314,681
                                                     ---------------      ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                     381,348           381,348
    Buildings                                              5,021,497         4,925,497
    Machinery and equipment                               36,797,843        35,951,210
                                                     ---------------      ------------
           Total property, plant and equipment            42,200,688        41,258,055
    Less: Accum. depreciation and amortization            35,771,674        34,547,637
                                                     ---------------      ------------
           NET PROPERTY, PLANT AND EQUIPMENT               6,429,014         6,710,418
                                                     ---------------      ------------
TOTAL ASSETS                                         $    72,612,559      $ 84,298,060
                                                     ===============      ============

LIABILITIES & SHAREHOLDERS' EQUITY                       7/31/03            1/15/02
-------------------------------------------------    ---------------      ------------
LIABILITIES (POSTPETITION)
-------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $             -      $          -
    Accounts payable                                       3,850,926                 -
    Accrued liabilities                                    5,765,015                 -
    Accrued income taxes                                           -                 -
    Dividends payable                                              -                 -
                                                     ---------------      ------------
           TOTAL CURRENT LIABILITIES                       9,615,941                 -
                                                     ---------------      ------------
LONG-TERM DEBT - SECURED                                           -                 -
                                                     ---------------      ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                      -                 -
    Deferred income taxes                                          -                 -
    Intercompany payable                                   3,152,441                 -
    Long-term pension liability                            8,215,669                 -
                                                     ---------------      ------------
           TOTAL OTHER LIABILITIES                        11,368,110                 -
                                                     ---------------      ------------
TOTAL LIABILITIES (POSTPETITION)                          20,984,051                 -
                                                     ---------------      ------------


LIABILITIES (PREPETITION)
-------------------------------------------------
    Secured debt                                                   -                 -
    Priority debt (1)                                        867,863         5,336,367
    Unsecured debt                                        73,840,873        87,314,733
    Intercompany payable                                  26,579,677        27,899,610
                                                     ---------------      ------------
TOTAL LIABILITIES (PREPETITION)                          101,288,413       120,550,710
                                                     ---------------      ------------
TOTAL LIABILITIES                                        122,272,464       120,550,710
                                                     ---------------      ------------
SHAREHOLDERS' EQUITY
    Common stock                                          21,747,145        21,747,145
    Capital in excess of par value                           316,000           316,000
    Equity - unearned compensation                                 -            (4,903)
    Minimum pension liability adjustment                 (19,511,003)      (13,024,000)
    Foreign currency translation adjustment                        -                 -
    Retained earnings - prepetition                      (45,286,892)      (45,286,892)
    Retained earnings - postpetition                      (6,925,155)                -
                                                     ---------------      ------------
           TOTAL SHAREHOLDERS' EQUITY                    (49,659,905)      (36,252,650)
                                                     ---------------      ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $    72,612,559      $ 84,298,060
                                                     ===============      ============

(1) Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)
-------------------------------------------------------------------------------------------
                                                                             Tax Liability
                                 Beginning       Amt. Withheld      Amount     at end of
FEDERAL TAXES:                 Tax Liability     or Amt of Tax       Paid    Current Month
-------------------------------------------------------------------------------------------
Withholding                          22,052          146,104       154,071        14,085
FICA-Employee                         3,587           77,888        82,616        (1,141)
FICA-Employer                         3,587           77,888        82,616        (1,141)
Unemployment                            467             (794)        1,224        (1,551)
Income Tax                                0                0             0             0
Foreign Income Tax                        0                0             0             0
Other                                     0                0             0             0
                                --------------------------------------------------------
   TOTAL FEDERAL TAXES           $   29,693       $  301,086    $  320,527    $   10,252
                                --------------------------------------------------------
STATE AND LOCAL TAXES:
Withholding                          23,266           40,767        48,709        15,324
Unemployment                        (29,593)          18,823        17,373       (28,143)
Sales                                51,849            3,342           944        54,247
Income Tax                                0                0             0             0
Real Property                       200,151           15,811        15,811       200,151
Personal Property                    37,531           11,500        22,040        26,991
Other: Local                              0                0             0             0
                                --------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES    $  283,204       $   90,243    $  104,877    $  268,570
                                --------------------------------------------------------
                                --------------------------------------------------------
TOTAL POST PETITION TAXES        $  312,897       $  391,329     $ 425,404    $  278,822
                                ========================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                           Number of Days Past Due
                                   ----------------------------------------------------------------------------
                                       Current   30 days    31-60 days    61-90 days   over 90 days      Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                      3,627,711    223,215      0            0             0          3,850,926
Wages Payable                         2,169,354          0      0            0             0          2,169,354
Taxes Payable (Other than income)       278,822          0      0            0             0            278,822
Professional Fees                       917,577          0      0            0             0            917,577
Rent/Lease - Building                         0          0      0            0             0                  0
Rent/Lease - Equipment                        0          0      0            0             0                  0
Other Accrued Liabilities             2,399,262          0      0            0             0          2,399,262
Income Taxes Payable                          0          0      0            0             0                  0
Secured Debt                                  0          0      0            0             0                  0
Intercompany Payable                  3,152,441          0      0            0             0          3,152,441
Other LT Liabilities                  8,215,669          0      0            0             0          8,215,669
                                   ----------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $20,760,836   $223,215     $0           $0            $0        $20,984,051
                                   ============================================================================


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

------------------------------------------------------------------------------------------
                                              Dates           Amount         Check Nos.
Description of Tax          State             Paid             Paid           or EFT
------------------------------------------------------------------------------------------
State Withholding           California       07/02/03         2,893           99465
State Withholding           California       07/03/03         2,682           99493
State Withholding           California       07/17/03         2,173           99517
State Withholding           California       07/23/03         2,382           99560
State Withholding           California       07/30/03         2,386           99586
State Withholding           Connecticut      07/02/03         1,293           99467
State Withholding           Connecticut      07/03/03         1,322           99494
State Withholding           Connecticut      07/17/03         1,249           99519
State Withholding           Connecticut      07/23/03         1,148           99562
State Withholding           Connecticut      07/30/03         1,109           99589
State Withholding           Illinois         07/02/03         1,340           99472
State Withholding           Illinois         07/30/03         2,996           99579
State Withholding           Illinois         07/30/03         1,285           99596
State Withholding           Kentucky         07/02/03           127           99474
State Withholding           Kentucky         07/23/03           119           99566
State Withholding           Mississippi      07/02/03         3,638           99477
State Withholding           Oklahoma         07/17/03         1,271           99539
State Withholding           Pennsylvania     07/02/03         4,427           99479
State Withholding           Pennsylvania     07/17/03         3,154           99542
State Withholding           Wisconsin        07/02/03           528           99482
State Withholding           Wisconsin        07/30/03           651           99613
Sales Tax - Monthly         Mississippi      07/17/03           579           99536
Sales Tax - Quarterly       Washington       07/25/03           365           99575
Unemployment                Federal          07/30/03         1,224            EFT
Unemployment                California       07/30/03         1,417           99587
Unemployment                Connecticut      07/30/03        11,426           99590
Unemployment                Mississippi      07/30/03         1,691           99601
Unemployment                Oklahoma         07/30/03           491           99602
Unemployment                Pennsylvania     07/30/03         2,348           99604
FICA & Fed W/H              Federal          07/02/03        63,443            EFT
FICA & Fed W/H              Federal          07/09/03        89,381            EFT
FICA & Fed W/H              Federal          07/16/03        40,809            EFT
FICA & Fed W/H              Federal          07/23/03        84,146            EFT
FICA & Fed W/H              Federal          07/30/03        41,524            EFT
Local Withholding           Pennsylvania     07/30/03        10,536        3333 to 3349
Personal Property Tax       Connecticut      08/01/03        22,040            3105
Real Estate Tax             Connecticut      08/01/03        15,811            3105
                                                         ------------
TOTAL POST PETITION TAXES PAID                            $ 425,404
                                                         ============


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period           7,863,547
PLUS Amounts billed during the period                                        2,845,782
LESS Amounts collected during the period                                     3,803,787
                                                                        ----------------
Total Accounts Receivable at the end of the reporting period                $6,905,542
                                                                        ================


-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------
0-30 days old                                                                3,067,344
31-60 days old                                                               1,343,334
61-90 days old                                                               1,083,761
91+ days old                                                                 1,411,103
                                                                        ----------------
Total Accounts Receivable                                                    6,905,542
Amount considered uncollectible (bad debt)                                   1,103,695
                                                                        ----------------
Accounts Receivable (Net) at the end of the current period                  $5,801,847
                                                                        ================




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                   YES     NO
-------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.              x
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below.                                                                 x
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                         x
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.        x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------

1.


2.


3.


4.


                                                                                EXHIBIT 99.2


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                ----------------
MONTHLY OPERATING REPORT
                                                                                  DOCUMENT      EXPLANATION
                                                                 FORM NO.         ATTACHED        ATTACHED
                                                               --------------   ------------   --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1               Yes            No
        Bank Reconciliations                                    MOR 1 (cont)     Available         No
        Copies of bank statements                                                Available         No
        Cash disbursement journals                                               Available         No
Statement of operations                                         MOR 2               Yes            No
Balance Sheet                                                   MOR 3               Yes            No
Status of Postpetition Taxes                                    MOR 4               Yes            No
        Copies of payment receipts                                               Available         No
        Copies of tax returns filed during reporting period                      Available         No
Summary of Unpaid Postpetition Debts                            MOR 4               Yes            No
        Listing of aged accounts payable                                         Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5               Yes            No
Debtor Questionnaire                                            MOR 5               Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                          8/29/2003
-----------------------------------------    -----------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
-----------------------------------------    -----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual


AMERICAN SINTERED TECHNOLOGIES, INC.                                   CASE #   02-10109 (JJF)
                                                                                --------------
                                                             REPORTING PERIOD   July 31, 2003
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                     CURRENT MONTH                  CUMULATIVE FILING TO DATE
                              ----------------------------     -------------------------------
                                ACTUAL        PROJECTED            ACTUAL            PROJECTED
                              ------------   -------------     ---------------    ------------
RECEIPTS
--------

A/R Collections               $  939,300      $   825,000        $ 15,072,672      $ 15,021,257
Loans                                  -                -                   -                 -
Sale of Assets                         -                -                   -                 -
InterCompany Transfers          (293,015)        (300,000)         (1,533,314)         (996,000)
Other                              7,991                -              28,571             1,382

                              -----------   --------------     ---------------    --------------
     Total Receipts              654,276          525,000          13,567,929        14,026,639
                              -----------   --------------     ---------------    --------------

DISBURSEMENTS
-------------

Net Payroll                       80,881           75,000           1,796,462         1,797,788
Payroll Taxes                     70,171           46,000             910,734           757,317
Accounts Payable                 471,227          470,000           9,671,725         9,586,714
Profit Sharing / Pension               -                -                   -                 -
Insurance                          2,682            3,000             291,914           384,412
Commissions                       32,174           25,000             524,696           475,892
Utilities                         22,979           20,000             397,121           475,925
Leases / Rents                         -                -                   -                 -
Bank Service Charges                   -                -                   -                 -
Loans                                  -                -                   -                 -
Professional Fees-Bankruptcy           -                -                   -                 -
Capital Expenditures                   -                -              22,141            27,000
US Trustee Fees                    7,500            7,500              30,250            30,250
Court Costs                            -                -                   -                 -
                              -----------   --------------     ---------------    --------------
     Total disbursements         687,614          646,500          13,645,043        13,535,298
                              -----------   --------------     ---------------    --------------

NET CASH FLOW                 $  (33,338)   $    (121,500)     $      (77,114)    $     491,341
-------------                 ===========   ==============     ===============    ==============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                      Book
Balance per Books                          Number      Account Type    Balance
                                          ---------   -------------   ---------

  Petty Cash                              N/A          Petty cash     $    300

  National City Bank of PA                239732043    Payroll           3,584

  National City Bank                      884096860    Disbursement    (63,045)

                                                       $     -               -

                                                       $     -               -

                                                                      ---------
                                                                      $(59,161)
                                                                      =========

Bank reconciliations are available.




AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------
STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                            July 2003          FILING TO DATE
                                          ---------------    ------------------

Gross Sales                                  $  630, 862         $15,257,456
Less: Defective mat'l returned                         -                   -
      Sales allowances                                 -               9,037
      Cash discounts                               2,860              87,476
                                          ---------------    ----------------
        Total sales deductions                     2,860              96,513
                                          ---------------    ----------------

         NET SALES                               628,002          15,160,943
                                          ---------------    ----------------

Cost of Sales                                    538,369          12,402,889
                                          ---------------    ----------------

         GROSS PROFIT                             89,633           2,758,054
                                          ---------------    ----------------

Selling, General & Admin. Expense
    Selling expense                               51,181             968,591
    General & Admin. expense                      33,368             590,684
    Corporate Fees                                34,000             310,355
                                          ---------------    ----------------
      Total S G & A and Environ. Expense         118,549           1,869,630
                                          ---------------    ----------------

         OPERATING INCOME                        (28,916)            888,424
                                          ---------------    ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                             -              13,901
    Interest Expense                                 240              (3,195)
                                          ---------------    ----------------
         Other Income (Expense)                      240              10,706
                                          ---------------    ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                         (28,676)            899,130
                                          ---------------    ----------------

REORGANIZATION ITEMS
    Professional Fees                             23,500             362,750
    US Trustee Quarterly Fees                      7,500              30,250
    (Gain) Loss from sale of equipment                 -                   -
    Other Reorganization Expenses                      -                   -
                                          ---------------    ----------------
         Total Reorganization Items               31,000             393,000
                                          ---------------    ----------------

INCOME (LOSS) BEFORE TAXES                       (59,676)            506,130

Provision for Taxes                              (22,000)            189,000
                                          ---------------    ----------------

NET INCOME (LOSS)                               $(37,676)          $ 317,130
                                          ===============    ================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                      7/31/03         1/15/02
                                                    ------------    ------------
ASSETS
------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents           $   (59,161)      $ 17,953
    Restricted cash and cash equivalents                       -              -
    Accounts receivable - net                          1,001,588        894,078
    Inventories -net                                     332,009        549,646
    Other assets - current                                56,137          7,707
                                                    ------------    ------------
           TOTAL CURRENT ASSETS                        1,330,573      1,469,384
                                                    ------------    ------------
OTHER ASSETS
    Deferred income taxes                                      -              -
    Intercompany receivable                            1,581,458              -
    Investment in subsidiaries                                 -              -
    Other - goodwill                                   2,207,060      2,207,060
                                                    ------------    ------------
           TOTAL OTHER ASSETS                          3,788,518      2,207,060
                                                    ------------    ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                  84,000         84,000
    Buildings                                            848,037        848,037
    Machinery and equipment                            4,789,746      4,772,863
                                                    ------------    ------------
           Total property, plant and equipment         5,721,783      5,704,900
    Less: Accum. depreciation and amortization         2,825,868      2,058,295
                                                    ------------    ------------
           NET PROPERTY, PLANT AND EQUIPMENT           2,895,915      3,646,605
                                                    ------------    ------------
TOTAL ASSETS                                         $ 8,015,006    $ 7,323,049
                                                    ============    ============

LIABILITIES & SHAREHOLDERS' EQUITY                     7/31/03         1/15/02
------------------------------------------------    -------------   ------------
LIABILITIES (POSTPETITION)
------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $         -    $         -
    Accounts payable                                     451,505              -
    Accrued liabilities                                  287,025              -
    Accrued income taxes                                 184,133              -
    Dividends payable                                          -              -
                                                    ------------    ------------
           TOTAL CURRENT LIABILITIES                     922,663              -
                                                    ------------    ------------
LONG-TERM DEBT - SECURED                                       -              -
                                                    ------------    ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                  -              -
    Deferred income taxes                                      -              -
    Intercompany payable                                  34,454              -
    Long-term pension liability                                -              -
                                                    ------------    ------------
           TOTAL OTHER LIABILITIES                        34,454              -
                                                    ------------    ------------
TOTAL LIABILITIES (POSTPETITION)                         957,117              -
                                                   -------------    ------------


LIABILITIES (PREPETITION)
------------------------------------------------
    Secured debt                                       1,056,640      1,056,640
    Priority debt (1)                                    154,826        306,530
    Unsecured debt                                       762,484      1,206,760
    Intercompany payable                               4,381,637      4,367,947
                                                    ------------    ------------
TOTAL LIABILITIES (PREPETITION)                        6,355,587      6,937,877
                                                    ------------    ------------
TOTAL LIABILITIES                                      7,312,704      6,937,877
                                                    ------------    ------------
SHAREHOLDERS' EQUITY
    Common stock                                             100            100
    Capital in excess of par value                             -              -
    Equity - unearned compensation                             -              -
    Minimum pension liability adjustment                       -              -
    Foreign currency translation adjustment                    -              -
    Retained earnings - prepetition                      385,072        385,072
    Retained earnings - postpetition                     317,130              -
                                                    ------------    ------------
           TOTAL SHAREHOLDERS' EQUITY                    702,302        385,172
                                                    ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $ 8,015,006    $ 7,323,049
                                                    ============    ============

(1) Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans were paid based on first day motions.



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)

----------------------------------------------------------------------------------------------
                                                                                Tax Liability
                                       Beginning     Amt. Withheld    Amount      at end of
FEDERAL TAXES:                       Tax Liability   or Amt of Tax     Paid     Current Month
----------------------------------------------------------------------------------------------
Withholding                                 0           19,821         19,821              0
FICA-Employee                               0           13,634         13,982           (348)
FICA-Employer                               0           13,635         13,982           (347)
Unemployment                              742               73            873            (58)
Income Tax                            181,133          (20,000)             0        161,133
Foreign Income Tax                          0                0              0              0
Other:                                      0                0              0              0
                                  -----------------------------------------------------------
   TOTAL FEDERAL TAXES               $181,875          $27,163        $48,658       $160,380
                                  -----------------------------------------------------------

STATE AND LOCAL TAXES:
---------------------
Withholding                             3,777            4,312          7,948            141
Unemployment                           11,578            2,715         13,565            728
Sales                                       0                0              0              0
Income Tax                             25,000           (2,000)             0         23,000
Real Property                             159          (12,023)             0        (11,864)
Personal Property                           0                0              0              0
Other: Describe                             0                0              0              0
                                  -----------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $40,514          ($6,996)       $21,513        $12,005
                                  -----------------------------------------------------------
                                  -----------------------------------------------------------
TOTAL POST PETITION TAXES            $222,389          $20,167        $70,171       $172,385
                                  ===========================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)


-----------------------------------------------------------------------------------------------------------------
                                                                     Number of Days Past Due
                                   ------------------------------------------------------------------------------
                                     Current       30 days   31-60 days   61-90 days     over 90 days       Total
-----------------------------------------------------------------------------------------------------------------

Accounts Payable                       451,505         0         0            0             0             451,505
Wages Payable                          229,401         0         0            0             0             229,401
Taxes Payable (Other than income)      (11,748)        0         0            0             0             (11,748)
Professional Fees                            0         0         0            0             0                   0
Rent/Lease - Building                        0         0         0            0             0                   0
Rent/Lease - Equipment                       0         0         0            0             0                   0
Other Accrued Liabilities               69,372         0         0            0             0              69,372
Income Taxes Payable                   184,133         0         0            0             0             184,133
Secured Debt                                 0         0         0            0             0                   0
Intercompany Payable                    34,454         0         0            0             0              34,454
Other LT Liabilities                         0         0         0            0             0                   0
                                   --------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $957,117        $0        $0           $0            $0            $957,117
                                   ================================================================================


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

--------------------------------------------------------------------------------
                            Dates         Amount              Check Nos.
Description of Tax          Paid           Paid                or EFT
--------------------------------------------------------------------------------
FICA and Federal           07/02/03       $18,525                EFT
FICA and Federal           07/16/03        11,827                EFT
FICA and Federal & fed
    unemp                  07/30/03        18,306                EFT
State withholding          07/10/03         1,297               13541
State withholding          07/24/03         1,879               13658
Local withholding          07/28/03         4,772               13638
State unemployment         07/25/03        13,565               13639


                                      ------------
TOTAL POST PETITION TAXES PAID            $70,171
                                      ============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period    $1,318,023
PLUS Amounts billed during the period                                    628,002
LESS Amounts collected during the period                                 939,300
                                                                      ----------
Total Accounts Receivable at the end of the reporting period          $1,006,725
                                                                      ==========

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
0-30 days old                                                            838,886
31-60 days old                                                           157,824
61-90 days old                                                             5,211
91+ days old                                                               4,804
                                                                      ----------
Total Accounts Receivable                                              1,006,725
Amount considered uncollectible (bad debt)                                 5,098
                                                                      ----------
Accounts Receivable (Net) at the end of the current period            $1,001,627
                                                                      ==========



DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                   YES       NO
--------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                        x
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                       x
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                           x
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                               x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.



                                                                                EXHIBIT 99.3


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------
MONTHLY OPERATING REPORT

                                                                          DOCUMENT         EXPLANATION
                                                            FORM NO.      ATTACHED          ATTACHED
                                                          ------------   -------------    --------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements               MOR 1          Attached
    Bank Reconciliations                                  MOR 1 (cont)   None
    Copies of bank statements                                            None
    Cash disbursement journals                                           None
Statement of operations                                   MOR 2          Attached
Balance Sheet                                             MOR 3          Attached
Status of Postpetition Taxes                              MOR 4          None
    Copies of payment receipts                                           None
    Copies of tax returns filed during reporting period                  None
Summary of Unpaid Postpetition Debts                      MOR 4          None
    Listing of aged accounts payable                                     None
Accounts Receivable Reconciliation and Aging              MOR 5          None
Debtor Questionnaire                                      MOR 5          Attached



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                           8/29/2003
----------------------------------------       ---------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $           -     $          -     $           -    $           -
Loans                                     -                -                 -                -
Sale of Assets                            -                -                 -                -
InterCompany Transfers                  250              250             1,500            1,500
Other                                     -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total Receipts                     250              250             1,500            1,500
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                               -                -                 -                -
Payroll Taxes                             -                -                 -                -
Accounts Payable                          -                -                 -                -
Profit Sharing / Pension                  -                -                 -                -
Insurance                                 -                -                 -                -
Commissions                               -                -                 -                -
Utilities                                 -                -                 -                -
Leases / Rents                            -                -                 -                -
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
US Trustee Fees                         250              250             1,500            1,500
Court Costs                               -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total disbursements                250              250             1,500            1,500
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $           -     $          -     $           -    $           -
-------------
                              ==============    =============    ==============   ==============



CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------


STATEMENT OF OPERATIONS (MOR-2)

                                               Month of          CUMULATIVE
                                              July 2003        FILING TO DATE
                                            --------------   -------------------

Gross Sales                                  $         -      $          -
Less: Defective mat'l returned                         -                 -
      Sales allowances                                 -                 -
      Cash discounts                                   -                 -
                                             ------------     -------------
       Total sales deductions                          -                 -
                                             ------------     -------------

      NET SALES                                        -                 -
                                             ------------     -------------

Cost of Sales                                          -                 -
                                             ------------     -------------

     GROSS PROFIT                                      -                 -
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                      -                 -
  General & Admin. expense                             -                 -
  Corporate Fees                                    (250)            (1,500)
                                             ------------     -------------
   Total S G & A and Environ. Expense               (250)            (1,500)
                                             ------------     -------------

     OPERATING INCOME                                250              1,500
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Income (Loss) from Investment in
    Subsidiaries                                       -         (1,255,380)
  Interest Expense                                     -                 -
                                             ------------     -------------
   Other Income (Expense)                              -         (1,255,380)
                                             ------------     -------------
INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                                250         (1,253,880)
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                     -                  -
 US Trustee Quarterly Fees                           250              1,500
 (Gain) Loss from sale of equipment                    -                  -
 Other Reorganization Expenses                         -                  -
                                             ------------     -------------
  Total Reorganization Items                         250              1,500
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                             -         (1,255,380)

Provision for Taxes                                    -                  -
                                             ------------     -------------

NET INCOME (LOSS)                            $         -      $  (1,255,380)
                                             ============     =============




CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                   7/30/03            1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents        $          0       $          -
  Restricted cash and cash equivalents                     -                  -
  Accounts receivable - net                                -                  -
  Inventories - net                                        -
  Other assets - current                                   -                  -
                                               -------------      -------------
        TOTAL CURRENT ASSETS                               -                  -
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                        $           -                  -
  Intercompany receivable                          1,332,139          1,332,139
  Investment in subsidiaries                      38,374,978         39,630,358
    Other                                                  -                  -
                                               -------------      -------------
        TOTAL OTHER ASSETS                        39,707,117         40,962,497
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                                     -                  -
  Buildings                                                -                  -
  Machinery and equipment                                  -                  -
                                               -------------      -------------
        Total property, plant and equipment                -                  -
  Less: Accum. depreciation and amortization               -                  -
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT                  -                  -
                                               -------------      -------------
TOTAL ASSETS                                    $ 39,707,117      $  40,962,497
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                  7/30/03            1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt            $           -      $           -
  Accounts payable                                         -                  -
  Accrued liabilities                                      -                  -
  Accrued income taxes                                     -                  -
  Dividends payable                                        -                  -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                          -                  -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                  -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation                -                  -
  Deferred income taxes                                    -                  -
  Intercompany payable                                     -                  -
  Long-term pension liability                              -                  -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                            -                  -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                           -                  -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                  -
  Priority debt                                            -                  -
  Unsecured debt                                           -                  -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                            -                  -
                                               -------------      -------------
TOTAL LIABILITIES                                          -                  -
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000              1,000
  Capital in excess of par value                  23,380,700         23,380,700
  Equity - unearned compensation                           -                  -
  Minimum pension liability adjustment                     -                  -
  Foreign currency translation adjustment                  -                  -
  Retained earnings - prepetition                 17,580,797         17,580,797
  Retained earnings - postpetition                (1,255,380)                 -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                39,707,117         40,962,497
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  39,707,117      $  40,962,497
                                               =============      ==============




CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

DEBTOR QUESTIONNAIRE (MOR - 5)
-------------------------------------------------------------------------------
                                                        YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                         x

2. Have any funds been disbursed from any accounts other
   than a debtor in possession account in this reporting
   period? If yes, provide an explanation below                          x

3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.           x

4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                  x



                                                                                EXHIBIT 99.4


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

MONTHLY OPERATING REPORT
                                                                                 DOCUMENT      EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                               ------------    ------------    -----------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1              Yes             No
        Bank Reconciliations                                   MOR 1 (cont)    Available          No
        Copies of bank statements                                              Available          No
        Cash disbursement journals                                             Available          No
Statement of operations                                        MOR 2              Yes             No
Balance Sheet                                                  MOR 3              Yes             No
Status of Postpetition Taxes                                   MOR 4              Yes             No
        Copies of payment receipts                                             Available          No
        Copies of tax returns filed during reporting period                    Available          No
Summary of Unpaid Postpetition Debts                           MOR 4              Yes             No
        Listing of aged accounts payable                                       Available          No
Accounts Receivable Reconciliation and Aging                   MOR 5              Yes             No
Debtor Questionnaire                                           MOR 5              Yes             No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                         8/29/2003
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date

R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $   1,854,301     $  1,502,000     $  24,598,171    $  23,654,774
Loans                                     -                -                 -                -
Sale of Assets                      237,499                -           266,858           25,000
InterCompany Transfers             (420,105)        (200,000)       (1,389,765)        (700,000)
Other                                 4,956                -            12,513                -

                              --------------    -------------    --------------   --------------
     Total Receipts               1,676,651        1,302,000        23,487,777       22,979,774
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                          70,978           71,491         1,549,351        1,505,061
Payroll Taxes                        23,302           25,874           583,651          566,521
Accounts Payable                  1,262,570        1,401,035        20,292,585       19,241,335
Profit Sharing / Pension                  -                -            15,128           15,000
Insurance                                 -                -            50,624           56,435
Commissions                          34,719           36,000           512,669          552,000
Utilities                             7,373            8,700           177,596          153,513
Leases / Rents                        7,116            7,700           114,490          113,896
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
Capital Expenditures                  7,288           15,000           139,613          185,000
US Trustee Fees                       8,000            8,000            40,250           40,250
Court Costs                               -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total disbursements          1,421,345        1,573,800        23,475,956       22,429,011
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $     255,306      $  (271,800)     $     11,821    $     550,763
-------------                 ==============    =============    ==============   ==============



ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                                   Book
Balance per Books                          Number          Account Type             Balance
------------------------------          -------------    -----------------      --------------
   Petty Cash                           N/A              Petty cash             $       254

   American National Bank               18080278         Disbursement                     -

   National City Bank                   884096844        Disbursement              (167,093)

   Bank One                             2135-439-0104    Payroll                     11,195

   Texas Commerce Bank                  85808720641      Disbursement                   623

Restricted Cash Florida                                  Restricted                 271,758

                                                                                -------------
                                                                                $   116,737
                                                                                =============
Bank reconciliations are available.



ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                                      Month of       CUMULATIVE
                                                    July, 2003     FILING TO DATE
                                                  --------------   --------------
Gross Sales                                       $  1,322,858      $ 26,202,819
Less: Defective mat'l returned                               -            19,900
         Sales allowances                                  444            23,734
         Cash discounts                                  5,640           157,763
                                                  -------------     -------------
            Total sales deductions                       6,084           201,397
                                                  -------------     -------------

         NET SALES                                   1,316,774        26,001,422
                                                  -------------     -------------

Cost of Sales                                        1,001,097        20,527,744
                                                  -------------     -------------

         GROSS PROFIT                                  315,677         5,473,678
                                                  -------------     -------------

Selling, General & Admin. Expense
    Selling expense                                     59,631         1,102,347
    General & Admin. expense                            36,414         1,044,182
    Corporate Fees                                      56,000           893,500
                                                  -------------     -------------
      Total S G & A and Environ. Expense               152,045         3,040,029
                                                  -------------     -------------

         OPERATING INCOME                              163,632         2,433,649
                                                  -------------     -------------

OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in Subsidiaries      131,142           302,879
    Interest Expense                                         -                 -
                                                  -------------     -------------
         Other Income (Expense)                        131,142           302,879
                                                  -------------     -------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                               294,774         2,736,528
                                                  -------------     -------------

REORGANIZATION ITEMS
    Professional Fees                                   44,000           708,750
    US Trustee Quarterly Fees                            8,000            40,250
    (Gain) Loss from sale of equipment                       -                 -
    Other Reorganization Expenses                            -                 -
                                                  -------------     -------------
         Total Reorganization Items                     52,000           749,000
                                                  -------------     -------------

INCOME (LOSS) BEFORE TAXES                             242,774         1,987,528

Provision for Taxes                                     91,605           697,934
                                                  -------------     -------------

NET INCOME (LOSS)                                 $    151,169      $  1,289,594
                                                  =============     =============


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------


BALANCE SHEET (MOR-3)
                                                                   7/31/03            1/15/02
                                                                -------------       -----------
ASSETS
-----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                       $   (155,021)      $   104,916
    Restricted cash and cash equivalents                              271,758                 -
    Accounts receivable - net                                       2,307,252           956,901
    Inventories -net                                                1,178,391         1,085,331
    Other assets - current                                             66,868            72,557
                                                                -------------       -----------
           TOTAL CURRENT ASSETS                                     3,669,248         2,219,705
                                                                -------------       -----------
OTHER ASSETS
    Deferred income taxes                                                   -           575,991
    Intercompany receivable                                         1,906,459           316,912
    Investment in subsidiaries                                      2,790,894         2,619,157
    Other                                                               6,307                 -
                                                                -------------       -----------
           TOTAL OTHER ASSETS                                       4,703,660         3,512,060
                                                                -------------       -----------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                                    -            68,653
    Buildings                                                               -            84,942
    Machinery and equipment                                         4,323,425         4,300,918
                                                                -------------       -----------
           Total property, plant and equipment                      4,323,425         4,454,513
    Less: Accum. depreciation and amortization                      2,015,599         1,952,364
                                                                -------------       -----------
           NET PROPERTY, PLANT AND EQUIPMENT                        2,307,826         2,502,149
                                                                -------------       -----------
TOTAL ASSETS                                                     $ 10,680,734       $ 8,233,914
                                                                =============       ===========

LIABILITIES & SHAREHOLDERS' EQUITY                                 7/31/03            1/15/02
-----------------------------------------------------           -------------       -----------
LIABILITIES (POSTPETITION)
-----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                            $          -       $         -
    Accounts payable                                                  476,067                 -
    Accrued liabilities                                               325,866                 -
    Accrued income taxes                                              615,281                 -
    Dividends payable                                                       -                 -
                                                                -------------       -----------
           TOTAL CURRENT LIABILITIES                                1,417,214                 -
                                                                -------------       -----------
LONG-TERM DEBT - SECURED                                                    -                 -
                                                                -------------       -----------
OTHER LIABILITIES
    Disc. operations and environ. remediation                               -                 -
    Deferred income taxes                                                   -                 -
    Intercompany payable                                              199,782                 -
    Long-term pension liability                                             -                 -
                                                                -------------       -----------
           TOTAL OTHER LIABILITIES                                    199,782                 -
                                                                -------------       -----------
TOTAL LIABILITIES (POSTPETITION)                                    1,616,996                 -
                                                                -------------       -----------



LIABILITIES (PREPETITION)
-----------------------------------------------------
    Secured debt                                                            -                 -
    Priority debt 1                                                         -           116,378
    Unsecured debt                                                  1,120,021         1,463,413
    Intercompany payable                                              839,825           839,825
                                                                -------------       -----------
TOTAL LIABILITIES (PREPETITION)                                     1,959,846         2,419,616
                                                                -------------       -----------
TOTAL LIABILITIES                                                   3,576,842         2,419,616
                                                                -------------       -----------

SHAREHOLDERS' EQUITY
    Common stock                                                        1,000             1,000
    Capital in excess of par value                                  4,067,259         4,067,259
    Equity - unearned compensation                                          -                 -
    Minimum pension liability adjustment                                    -                 -
    Foreign currency translation adjustment                                 -                 -
    Retained earnings - prepetition                                 1,746,039         1,746,039
    Retained earnings - postpetition                                1,289,594                 -
                                                                -------------       -----------
           TOTAL SHAREHOLDERS' EQUITY                               7,103,892         5,814,298
                                                                -------------       -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $  10,680,734       $ 8,233,914
                                                                =============       ===========

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------


STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------------
                                                                                      Tax Liability
                                     Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:                     Tax Liability   or Amt of Tax        Paid          Current Month
---------------------------------------------------------------------------------------------------
Withholding                            1,243           10,284         10,262              1,265
FICA-Employee                              0            6,158          6,158                  0
FICA-Employer                            116            6,158          6,177                 97
Unemployment                              40                5              5                 40
Income Tax                           523,676           91,605              0            615,281
Foreign Income Tax                         0                0              0                  0
Other:                                     0                0              0                  0
                                   ----------------------------------------------------------------
   TOTAL FEDERAL TAXES              $525,075         $114,210        $22,602           $616,683
                                   ----------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                              876              652            652                876
Unemployment                             151               48             48                151
Sales                                      0                0              0                  0
Income Tax                                 0                0              0                  0
Real Property                          3,639           (1,784)         1,855                  0
Personal Property                          0                0              0                  0
Other: Describe                            0                0              0                  0
                                   ----------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $4,666          $(1,084)        $2,555             $1,027
                                   ----------------------------------------------------------------
                                   ----------------------------------------------------------------
TOTAL POST PETITION TAXES           $529,741         $113,126        $25,157           $617,710
                                   ================================================================




----------------------------------------------------------------------------------------------------------------------------
                                                               Number of Days Past Due
                                 -------------------------------------------------------------------------------------------
                                       Current      30 days     31-60 days     61-90 days      over 90 days            Total
----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                      476,067         0              0             0                0               476,067
Wages Payable                         184,841         0              0             0                0               184,841
Taxes Payable (Other than income)       2,429         0              0             0                0                 2,429
Professional Fees                           0         0              0             0                0                     0
Rent/Lease - Building                       0         0              0             0                0                     0
Rent/Lease - Equipment                      0         0              0             0                0                     0
Other Accrued Liabilities             138,596         0              0             0                0               138,596
Income Taxes Payable                  615,281         0              0             0                0               615,281
Secured Debt                                0         0              0             0                0                     0
Intercompany Payable                  199,782         0              0             0                0               199,782
Other LT Liabilities                        0         0              0             0                0                     0
                                 -------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS           $1,616,996        $0             $0            $0               $0            $1,616,996
                                 ===========================================================================================


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
------------------------------------------------------------------------------------------
                                            Dates         Amount             Check Nos.
Description of Tax                          Paid           Paid                or EFT
------------------------------------------------------------------------------------------
All payroll taxes are paid by ADP                         23,302              EFT
      each week.
Florida property taxes                                     1,855   wire transfer to escrow





















                                                         ---------
TOTAL POST PETITION TAXES PAID                            $25,157
                                                         =========


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period          $  2,839,240
PLUS Amounts billed during the period                                          1,316,773
LESS Amounts collected during the period                                       1,854,301
                                                                            ------------
Total Accounts Receivable at the end of the reporting period                $  2,301,712
                                                                            ============

----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
----------------------------------------------------------------------------------------
0-30 days old                                                                  2,129,902
31-60 days old                                                                   154,709
61-90 days old                                                                     5,817
91+ days old                                                                      11,284
                                                                            ------------
Total Accounts Receivable                                                      2,301,712
Amount considered uncollectible (bad debt)                                        13,842
                                                                            ------------
Accounts Receivable (Net) at the end of the current period                  $  2,287,870
                                                                            ============


DEBTOR QUESTIONNAIRE
--------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                    YES          NO
--------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                     No

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below.                                                                        No

3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                          Yes

4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.         Yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-----------
1.


2.


3.


4.





                                                                                EXHIBIT 99.5


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                ---------------
MONTHLY OPERATING REPORT
                                                                               DOCUMENT      EXPLANATION
                                                                 FORM NO.      ATTACHED        ATTACHED
                                                               ------------   -----------   -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                    MOR 1           Attached          No
        Bank Reconciliations                                   MOR 1 (cont)    Attached          No
        Copies of bank statements                                              Available         No
        Cash disbursement journals                                             None              No
Statement of operations                                        MOR 2           Attached          No
Balance Sheet                                                  MOR 3           Attached          No
Status of Postpetition Taxes                                   MOR 4           None              No
        Copies of payment receipts                                             None              No
        Copies of tax returns filed during reporting period                    None              No
Summary of Unpaid Postpetition Debts                           MOR 4           Attached          No
        Listing of aged accounts payable                                       None              No
Accounts Receivable Reconciliation and Aging                   MOR 5           None              No
Debtor Questionnaire                                           MOR 5           Attached          No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                            8/29/2003
----------------------------------------       ------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                        CURRENT MONTH         CUMULATIVE FILING TO DATE
                                 -------------------------    --------------------------
                                    ACTUAL      PROJECTED       ACTUAL      PROJECTED
                                 -----------  ------------    ----------  --------------

RECEIPTS
--------
A/R Collections                  $        -   $         -     $       -     $       -
Loans                                     -             -             -             -
Sale of Assets                            -             -             -             -
InterCompany Transfers                  250           250         1,500         1,500
Other                                     -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total Receipts                     250           250         1,500         1,500
                                 -----------  ------------   -----------  -------------
DISBURSEMENTS
-------------
Net Payroll                               -             -             -             -
Payroll Taxes                             -             -             -             -
Accounts Payable                          -             -             -             -
Profit Sharing / Pension                  -             -             -             -
Insurance                                 -             -             -             -
Commissions                               -             -             -             -
Utilities                                 -             -             -             -
Leases / Rents                            -             -             -             -
Bank Service Charges                     17            17           328           328
Loans                                     -             -             -             -
Professional Fees-Bankruptcy              -             -             -             -
US Trustee Fees                         250           250         1,500         1,500
Court Costs                               -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total disbursements                267           267         1,828         1,828
                                 -----------  ------------   -----------  -------------

NET CASH FLOW                    $      (17)   $      (17)   $     (328)   $     (328)
-------------                    ===========  ============   ===========  =============



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                          Account                        Book
Balance per Books                         Number       Account Type     Balance
                                       ------------  ---------------  ----------
   Wilmington Trust Company               2477-7626    Operational    $   557

                                                                            -

                                                                            -
                                                                      ----------
                                                                      $   557
                                                                      ==========

Bank reconciliations are available.



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                                     Month of            CUMULATIVE
                                                     June, 2003        FILING TO DATE
                                                 ---------------      -----------------
Gross Sales                                        $          -         $          -
Less: Defective mat'l returned                                -                    -
         Sales allowances                                     -                    -
         Cash discounts                                       -                    -
                                                 ---------------      -----------------
            Total sales deductions                            -                    -
                                                 ---------------      -----------------
         NET SALES                                            -                    -
                                                 ---------------      -----------------
Cost of Sales                                                 -                    -
                                                 ---------------      -----------------
         GROSS PROFIT                                         -                    -
                                                 ---------------      -----------------
Selling, General & Admin. Expense
    Selling expense                                           -                    -
    General & Admin. expense                                 17                8,731
    Corporate Fees                                         (250)              (1,500)
                                                 ---------------      -----------------
      Total S G & A and Environ. Expense                   (233)               7,231
                                                 ---------------      -----------------

         OPERATING INCOME                                   233               (7,231)
                                                 ---------------      -----------------
OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in Subsidiaries             -           (1,427,117)
    Interest Expense                                          -                    -
                                                 ---------------      -----------------
         Other Income (Expense)                               -           (1,427,117)
                                                 ---------------      -----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                    233           (1,434,348)
                                                 ---------------      -----------------
REORGANIZATION ITEMS
    Professional Fees                                         -                    -
    US Trustee Quarterly Fees                               250                1,500
    (Gain) Loss from sale of equipment                        -                    -
    Other Reorganization Expenses                             -                    -
                                                 ---------------      -----------------
         Total Reorganization Items                         250                1,500
                                                 ---------------      -----------------
INCOME (LOSS) BEFORE TAXES                                  (17)          (1,435,848)

Provision for Taxes                                           -                    -
                                                 ---------------      -----------------
NET INCOME (LOSS)                                  $        (17)        $ (1,435,848)
                                                 ===============      =================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                    7/31/03           1/15/02
                                                 -------------    --------------
ASSETS
----------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents       $        557      $        885
    Restricted cash and cash equivalents                    -                 -
    Accounts receivable - net                               -                 -
    Inventories -net                                        -                 -
    Other assets - current                                  -                 -
                                                 -------------    --------------
           TOTAL CURRENT ASSETS                           557               885
                                                 -------------    --------------
OTHER ASSETS
    Deferred income taxes                                   -                 -
    Intercompany receivable                                 -                 -
    Investment in subsidiaries                     35,876,225        37,303,342
    Other                                                   -                 -
                                                 -------------    --------------
           TOTAL OTHER ASSETS                      35,876,225        37,303,342
                                                 -------------    --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                    -                 -
    Buildings                                               -                 -
    Machinery and equipment                                 -                 -
                                                 -------------    --------------
           Total property, plant and equipment              -                 -
    Less: Accum. depreciation and amortization              -                 -
                                                 -------------    --------------
           NET PROPERTY, PLANT AND EQUIPMENT                -                 -
                                                 -------------    --------------
TOTAL ASSETS                                     $ 35,876,782      $ 37,304,227
                                                 =============    ==============

LIABILITIES & SHAREHOLDERS' EQUITY                  7/31/03           1/15/02
----------------------------------------------   -------------    --------------
LIABILITIES (POSTPETITION)
----------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt            $          -      $          -
    Accounts payable                                        -                 -
    Accrued liabilities                                     -                 -
    Accrued income taxes                                    -                 -
    Dividends payable                                       -                 -
                                                 -------------    --------------
           TOTAL CURRENT LIABILITIES                        -                 -
                                                 -------------    --------------
LONG-TERM DEBT - SECURED                                    -                 -
                                                 -------------    --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation               -                 -
    Deferred income taxes                                   -                 -
    Intercompany payable                                5,973                 -
    Long-term pension liability                             -                 -
                                                 -------------    --------------
           TOTAL OTHER LIABILITIES                      5,973                 -
                                                 -------------    --------------
TOTAL LIABILITIES (POSTPETITION)                        5,973                 -
                                                 -------------    --------------



LIABILITIES (PREPETITION)
----------------------------------------------
    Secured debt                                            -                 -
    Priority debt                                           -             1,000
    Unsecured debt                                          -                 -
    Intercompany payable                           30,857,357        30,853,927
                                                 -------------    --------------
TOTAL LIABILITIES (PREPETITION)                    30,857,357        30,854,927
                                                 -------------    --------------
TOTAL LIABILITIES                                  30,863,330        30,854,927
                                                 -------------    --------------
SHAREHOLDERS' EQUITY
    Common stock                                            -                 -
    Capital in excess of par value                          -                 -
    Equity - unearned compensation                          -                 -
    Minimum pension liability adjustment                    -                 -
    Foreign currency translation adjustment                 -                 -
    Retained earnings - prepetition                 6,449,300         6,449,300
    Retained earnings - postpetition               (1,435,848)                -
                                                 -------------    --------------
           TOTAL SHAREHOLDERS' EQUITY               5,013,452         6,449,300
                                                 -------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $ 35,876,782      $ 37,304,227
                                                 =============    ==============




FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                            REPORTING PERIOD    July 31, 2003
                                                                                --------------


SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
----------------------------------------------------------------------------------------------------------------------
                                                                             Number of Days Past Due
                                 -------------------------------------------------------------------------------------
                                    Current      30 days      31-60 days    61-90 days    over 90 days     Total
----------------------------------------------------------------------------------------------------------------------

Accounts Payable                           0         0            0            0              0                0
Wages Payable                              0         0            0            0              0                0
Taxes Payable (Other than income)          0         0            0            0              0                0
Professional Fees                          0         0            0            0              0                0
Rent/Lease - Building                      0         0            0            0              0                0
Rent/Lease - Equipment                     0         0            0            0              0                0
Other Accrued Liabilities                  0         0            0            0              0                0
Income Taxes Payable                       0         0            0            0              0                0
Secured Debt                               0         0            0            0              0                0
Intercompany Payable                   5,973         0            0            0              0            5,973
Other LT Liabilities                       0         0            0            0              0                0
                                 --------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $5,973        $0           $0           $0             $0           $5,973
                                 ======================================================================================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                            REPORTING PERIOD    July 31, 2003
                                                                                --------------

DEBTOR QUESTIONNAIRE (MOR-5)

----------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                  YES       NO
----------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                                       X
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                                      X
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                                         X
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                             X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.6


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                               REPORTING PERIOD July 31, 2003
                                                                                --------------
MONTHLY OPERATING REPORT
                                                                        DOCUMENT     EXPLANATION
                                                         FORM NO.       ATTACHED       ATTACHED
                                                        ----------     ----------    ------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements               MOR 1          Attached     No
    Bank Reconciliations                                  MOR 1 (cont)   None         No
    Copies of bank statements                                            None         No
    Cash disbursement journals                                           None         No
Statement of operations                                   MOR 2          Attached     No
Balance Sheet                                             MOR 3          Attached     No
Status of Postpetition Taxes                              MOR 4          None         No
    Copies of payment receipts                                           None         No
    Copies of tax returns filed during reporting period                  None         No
Summary of Unpaid Postpetition Debts                      MOR 4          None         No
        Listing of aged accounts payable                                 None         No
Accounts Receivable Reconciliation and Aging              MOR 5          None         No
Debtor Questionnaire                                      MOR 5          Attached     No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                            8/29/2003
--------------------------------------------     ------------------------------
Signature of Authorized Individual               Date


R. Michael McEntee                               Treasurer
--------------------------------------------     ------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual



PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $           -     $          -     $           -    $           -
Loans                                     -                -                 -                -
Sale of Assets                            -                -                 -                -
InterCompany Transfers                  250              250             1,500            1,500
Other                                     -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total Receipts                     250              250             1,500            1,500
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                               -                -                 -                -
Payroll Taxes                             -                -                 -                -
Accounts Payable                          -                -                 -                -
Profit Sharing / Pension                  -                -                 -                -
Insurance                                 -                -                 -                -
Commissions                               -                -                 -                -
Utilities                                 -                -                 -                -
Leases / Rents                            -                -                 -                -
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
US Trustee Fees                         250              250             1,500            1,500
Court Costs                               -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total disbursements                250              250             1,500            1,500
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $           -     $          -     $           -    $           -
-------------                 ==============    =============    ==============   ==============



PHOENIX AEROSPACE CORP.                               CASE #  02-10109 (JJF)
                                                              -----------------
                                            REPORTING PERIOD  July 31, 2003
                                                              -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                Month of         CUMULATIVE
                                               July, 2003      FILING TO DATE
                                             --------------    ----------------

Gross Sales                                    $        -         $          -
Less: Defective mat'l returned                          -                    -
      Sales allowances                                  -                    -
      Cash discounts                                    -                    -
        Total sales deductions                ------------      ---------------
                                                        -                    -
                                              ------------      ---------------

        NET SALES                                       -                    -
                                              ------------      ---------------

Cost of Sales                                      (5,444)            (100,520)
                                              ------------      ---------------

        GROSS PROFIT                                5,444              100,520
                                              ------------      ---------------

Selling, General & Admin. Expense
    Selling expense                                     -                    -
    General & Admin. expense                            -                    -
    Corporate Fees                                   (250)              (1,500)
                                              ------------      ---------------
      Total S G & A and Environ. Expense             (250)              (1,500)
                                              ------------      ---------------

        OPERATING INCOME                            5,694              102,020
                                              ------------      ---------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                    -
    Interest Expense                                    -                    -
                                              ------------      ---------------
       Other Income (Expense)                           -                    -
                                              ------------      ---------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                            5,694              102,020
                                              ------------      ---------------

REORGANIZATION ITEMS
    Professional Fees                                   -                    -
    US Trustee Quarterly Fees                         250                1,500
    (Gain) Loss from sale of equipment                  -                    -
    Other Reorganization Expenses                       -                    -
                                              ------------      ---------------
        Total Reorganization Items                    250                1,500
                                              ------------      ---------------

INCOME (LOSS) BEFORE TAXES                          5,444              100,520

Provision for Taxes                                     -                    -
                                              ------------      ---------------

NET INCOME (LOSS)                              $    5,444        $     100,520
                                              ============      ===============




PHOENIX AEROSPACE CORP.                               CASE #  02-10109 (JJF)
                                                              -----------------
                                            REPORTING PERIOD  July 31, 2003
                                                              -----------------

BALANCE SHEET (MOR-3)

                                                   7/31/03          1/15/02
                                                 ------------     ------------
ASSETS
------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents     $          -       $          -
    Restricted cash and cash equivalents                  -                  -
    Accounts receivable - net                             -                  -
    Inventories - net                                     -                  -
    Other assets - current                                -                  -
                                               -------------      -------------
           TOTAL CURRENT ASSETS                           -                  -
                                               -------------      -------------
OTHER ASSETS
    Deferred income taxes                                 -                  -
    Intercompany receivable                         582,000            471,000
    Investment in subsidiaries                            -                  -
    Other                                                 -                  -
                                               -------------      -------------
           TOTAL OTHER ASSETS                       582,000            471,000
                                               -------------      -------------

PROPERTY, PLANT AND EQUIPMENT
    Land                                            465,000            465,000
    Buildings                                       260,000            260,000
    Machinery and equipment                               -                  -
                                               -------------      -------------
           Total property, plant and equipment      725,000            725,000
    Less: Accum. depreciation and amortization       54,172             43,891
                                               -------------      -------------
           NET PROPERTY, PLANT AND EQUIPMENT        670,828            681,109
                                               -------------      -------------
TOTAL ASSETS                                   $  1,252,828       $  1,152,109
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 7/31/03          1/15/02
------------------------------------------       ------------     ------------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt          $          -       $          -
    Accounts payable                                      -                  -
    Accrued liabilities                                   -                  -
    Accrued income taxes                                  -                  -
    Dividends payable                                     -                  -
                                               -------------      -------------
           TOTAL CURRENT LIABILITIES                      -                  -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                  -                  -
                                               -------------      -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation             -                  -
    Deferred income taxes                                 -                  -
    Intercompany payable                                199                  -
    Long-term pension liability                           -                  -
                                               -------------      -------------
           TOTAL OTHER LIABILITIES                      199                  -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                        199                  -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
    Secured debt                                          -                  -
    Priority debt                                         -                  -
    Unsecured debt                                        -                  -
    Intercompany payable                                  -                  -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                           -                  -
                                               -------------      -------------
TOTAL LIABILITIES                                       199                  -
                                               -------------      -------------

SHAREHOLDERS' EQUITY
    Common stock                                          -                  -
    Capital in excess of par value                  725,000            725,000
    Equity - unearned compensation                        -                  -
    Minimum pension liability adjustment                  -                  -
    Foreign currency translation adjustment               -                  -
    Retained earnings - prepetition                 427,109            427,109
    Retained earnings - postpetition                100,520                  -
                                               -------------      -------------
           TOTAL SHAREHOLDERS' EQUITY             1,252,629          1,152,109
                                               -------------      -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  1,252,828       $  1,152,109
                                               =============      =============



PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                          YES             NO
--------------------------------------------------------------------------------------------------

1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                                        X
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                                        X
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.                           X
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                                  X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.


                                                                                EXHIBIT 99.7

WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

MONTHLY OPERATING REPORT
                                                                             DOCUMENT        EXPLANATION
                                                            FORM NO.         ATTACHED         ATTACHED
                                                           ---------        ----------      --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                  MOR 1              Yes              No
    Bank Reconciliations                                     MOR 1 (cont)    Available           No
    Copies of bank statements                                                Available           No
    Cash disbursement journals                                               Available           No
Statement of operations                                      MOR 2              Yes              No
Balance Sheet                                                MOR 3              Yes              No
Status of Postpetition Taxes                                 MOR 4              Yes              No
    Copies of payment receipts                                               Available           No
    Copies of tax returns filed during reporting period                      Available           No
Summary of Unpaid Postpetition Debts                         MOR 4              Yes              No
    Listing of aged accounts payable                                         Available           No
Accounts Receivable Reconciliation and Aging                 MOR 5              Yes              No
Debtor Questionnaire                                         MOR 5              Yes              No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                         8/29/2003
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date


R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                              CURRENT MONTH                    CUMULATIVE FILING TO DATE
                                       -----------------------------        ------------------------------
                                          ACTUAL        PROJECTED             ACTUAL          PROJECTED
                                       ------------   --------------        ------------    --------------
RECEIPTS
--------
A/R Collections                        $    684,250     $    680,000       $ 19,133,997     $   19,624,216
Loans                                             -                -                  -                  -
Sale of Assets                                    -                -                  -                  -
InterCompany                                415,161          200,000          1,342,065           (280,000)
Other                                         5,481                -             53,742              1,176
                                       ------------     ------------        -----------     --------------
     Total Receipts                       1,104,892          880,000         20,529,804         19,345,392
                                       ------------     ------------        -----------     --------------
DISBURSEMENTS
-------------

Net Payroll                                 200,879          167,649          4,490,580          4,560,842
Payroll Taxes                                98,779           83,825          2,339,997          2,137,729
Accounts Payable                            661,668          622,560         11,200,477         10,086,372
Profit Sharing / Pension                     17,917           18,000            442,834            393,985
Insurance                                     2,959            4,000            688,245            604,343
Commissions                                  43,747           40,480            839,223            873,948
Utilities                                    11,094           13,000            263,750            237,498
Leases/Rents                                  6,417            4,000             72,217             74,000
Bank Service Charges                              -                -                  -                  -
Loans                                             -                -              4,358                  -
Professional Fees-Bankruptcy                      -                -                  -                  -
Capital Expenditures                              -                -            220,975            222,000
US Trustee Fees                               8,000            8,000             39,750             39,750
Court Costs                                       -                -                  -                  -
                                       ------------     ------------        -----------     --------------
     Total disbursements                  1,051,460          961,514         20,602,405         19,230,467
                                       ------------     ------------        -----------     --------------
NET CASH FLOW                          $     53,432     $    (81,514)      $    (72,601)    $      114,925
-------------                          ============     ============        ===========     ==============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONTINUED)

                                      Account                           Book
Balance per Books                     Number        Account Type       Balance
                                    ----------   -----------------   -----------
  US Bank                       1 964 5603 8997  Payroll - Hourly    $      133

  US Bank                       1 964 5603 8005  Payroll - Salaried         100

  Petty Cash                                     Petty Cash                 421

  National City                 884096836        Disbursement-AP        (49,990)

                                                                              -

                                                                              -
                                                                     -----------
                                                                     $  (49,336)
                                                                     ===========

Bank reconciliations are available.




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                              Month of           CUMULATIVE
                                              July 2003        FILING TO DATE
                                            --------------    -----------------

Gross Sales                                  $   705,319      $ 19,631,792
Less: Defective mat'l returned                    (1,974)          (66,583)
      Sales allowances                            26,189           824,459
      Cash discounts                               9,019           190,480
                                             ------------     -------------
       Total sales deductions                     33,234            948,356
                                             ------------     -------------

      NET SALES                                  672,085         18,683,436
                                             ------------     -------------

Cost of Sales                                    731,907         16,058,209
                                             ------------     -------------

     GROSS PROFIT                                (59,822)         2,625,227
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                 41,726          1,071,561
  General & Admin. expense                        70,840          1,250,847
  Corporate Fees                                  52,000            848,000
                                             ------------     -------------
   Total S G & A and Environ. Expense            164,566          3,170,408
                                             ------------     -------------

     OPERATING INCOME                           (224,388)          (545,181)
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Other Income (Expense)                               -             (9,848)
  Interest Expense                                     -                  -
                                             ------------     -------------
   Other Income (Expense)                              -             (9,848)
                                             ------------     -------------
INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                           (224,388)          (555,029)
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                39,000            652,250
 US Trustee Quarterly Fees                         8,000             39,750
 (Gain) Loss from sale of equipment                    -                  -
 Other Reorganization Expenses                         -                  -
                                             ------------     -------------
  Total Reorganization Items                      47,000            692,000
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                      (271,388)        (1,247,029)

Provision for Taxes                              (94,000)          (421,000)
                                             ------------     -------------

NET INCOME (LOSS)                            $  (177,388)     $    (826,029)
                                             ============     ==============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                    7/31/03            1/15/02
                                                  -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents        $    (49,336)       $   23,265
  Restricted cash and cash equivalents                     -                 -
  Accounts receivable - net                        1,136,116         1,161,243
  Inventories - net                                1,707,402         1,498,330
  Other assets - current                             605,373           469,960
                                               -------------      -------------
        TOTAL CURRENT ASSETS                       3,399,555         3,152,798
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                              347,718            36,697
  Intercompany receivable                          9,523,702         9,366,952
  Investment in subsidiaries                               -                 -
    Other                                                  -                 -
                                               -------------      -------------
        TOTAL OTHER ASSETS                         9,871,420         9,403,649
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                                40,211            40,211
  Buildings                                        1,261,154         1,261,154
  Machinery and equipment                          4,419,404         4,195,650
                                               -------------      -------------
        Total property, plant and equipment        5,720,769         5,497,015
  Less: Accum. depreciation and amortization       3,884,737         3,573,615
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT          1,836,032         1,923,400
                                               -------------      -------------
TOTAL ASSETS                                    $ 15,107,007      $ 14,479,847
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 7/31/03            1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt             $          -      $          -
  Accounts payable                                   177,846                 -
  Accrued liabilities                                507,694                 -
  Accrued income taxes                                     -                 -
  Dividends payable                                        -                 -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                    685,540                 -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                 -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation                -                 -
  Deferred income taxes                                    -                 -
  Intercompany payable                             1,498,815                 -
  Long-term pension liability                              -                 -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                    1,498,815                 -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                   2,184,355                 -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                 -
  Priority debt (1)                                        -           320,225
  Unsecured debt                                     508,379           919,320
  Intercompany payable                                     -                 -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                      508,379         1,239,545
                                               -------------      -------------
TOTAL LIABILITIES                                  2,692,734         1,239,545
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000             1,000
  Capital in excess of par value                   2,951,859         2,951,859
  Equity - unearned compensation                           -                 -
  Minimum pension liability adjustment                     -                 -
  Foreign currency translation adjustment                  -                 -
  Retained earnings - prepetition                 10,287,443        10,287,443
  Retained earnings - postpetition                  (826,029)                -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                12,414,273        13,240,302
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 15,107,007      $ 14,479,847
                                               =============      ==============

(1) Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                               Tax Liability
                              Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:             Tax Liability    or Amt of Tax        Paid          Current Month
---------------------------------------------------------------------------------------------
Withholding                           0           30,530         30,530                  0
FICA-Employee                         0           22,541         22,541                  0
FICA-Employer                       525           22,541         22,541                525
Unemployment                          0               44             44                  0
Income Tax                            0                0              0                  0
Foreign Income Tax                    0                0              0                  0
Other:                                0                0              0                  0
                             --------------------------------------------------------------
 TOTAL FEDERAL TAXES               $525          $75,656        $75,656               $525
                             --------------------------------------------------------------

STATE AND LOCAL TAXES:
----------------------
Withholding                           0           13,878         13,878                  0
Unemployment                         21            9,245          9,245                 21
Sales                             2,495            1,013          2,495              1,013
Income Tax                            0                0              0                  0
Real Property                    52,785            4,600              0             57,385
Personal Property                     0                0              0                  0
Other: Describe                       0                0              0                  0
                              -------------------------------------------------------------
 TOTAL STATE AND LOCAL TAXES    $55,301          $28,736        $25,618            $58,419
                              -------------------------------------------------------------
                              -------------------------------------------------------------
TOTAL POST PETITION TAXES       $55,826         $104,392       $101,274            $58,944
                              =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)

--------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Days Past Due
                                   ---------------------------------------------------------------------------------------------
                                        Current     30 days       31-60 days    61-90 days        over 90 days            Total
--------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                     177,846             0              0             0                     0            177,846
Wages Payable                        323,924             0              0             0                     0            323,924
Taxes Payable (Other than income)     58,944             0              0             0                     0             58,944
Professional Fees                          0             0              0             0                     0                  0
Rent/Lease - Building                      0             0              0             0                     0                  0
Rent/Lease - Equipment                18,486             0              0             0                     0             18,486
Other Accrued Liabilities            106,340             0              0             0                     0            106,340
Deferred Income Taxes Payable              0             0              0             0                     0                  0
Secured Debt                               0             0              0             0                     0                  0
Intercompany Payable               1,498,815             0              0             0                     0          1,498,815
Other LT Liabilities                       0             0              0             0                     0                  0
                                  ----------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS          $2,184,355            $0             $0            $0                    $0         $2,184,355
                                  ==============================================================================================





WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
----------------------------------------------------------------------------------
                                       Dates          Amount          Check Nos.
Description of Tax                      Paid           Paid            or EFT
----------------------------------------------------------------------------------
FWT-2040015100                         Weekly        30,530             EFT to ADP
FICA-2040025100-Employee               Weekly        22,541             EFT to ADP
FICA-2040035100-Employer               Weekly        22,541             EFT to ADP
FUI-2042605100                         Weekly            44             EFT to ADP
SWT-IA-2041155100                      Weekly        13,456             EFT to ADP
SUI-IA-2042155100                      Weekly         9,245             EFT to ADP
SWT-IL-2041135100                      Weekly           422             EFT to ADP
Sales and Use Tax-2061155100        Quarterly         2,495             Chk # 6410








                                                   --------
TOTAL POST PETITION TAXES PAID                     $101,274
                                                   ========




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period  $1,102,852
PLUS Amounts billed during the period                                  673,611
LESS Amounts collected during the period                               684,250
                                                                    ------------
Total Accounts Receivable at the end of the reporting period        $1,092,213
                                                                    ============



-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------
0-30 days old                                                          689,139
31-60 days old                                                         186,966
61-90 days old                                                          88,032
91+ days old                                                           128,076
                                                                 ---------------
Total Accounts Receivable                                            1,092,213
Amount considered uncollectible (bad debt)                              34,410
                                                                 ---------------
Accounts Receivable (Net) at the end of the current period          $1,057,803
                                                                 ===============



DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                        NO
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                        NO
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             YES
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    YES


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.8

WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

MONTHLY OPERATING REPORT
                                                                               DOCUMENT       EXPLANATION
                                                              FORM NO.         ATTACHED         ATTACHED
                                                            --------------    -----------    -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1              Yes            No
        Bank Reconciliations                                    MOR 1 (cont)    Available         No
        Copies of bank statements                                               Available         No
        Cash disbursement journals                                              Available         No
Statement of operations                                         MOR 2              Yes            No
Balance Sheet                                                   MOR 3              Yes            No
Status of Postpetition Taxes                                    MOR 4              Yes            No
        Copies of payment receipts                                              Available         No
        Copies of tax returns filed during reporting period                     Available         No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes            No
        Listing of aged accounts payable                                        Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes            No
Debtor Questionnaire                                            MOR 5              Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                         8/29/2003
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                ---------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                          CURRENT MONTH                 CUMULATIVE FILING TO DATE
                                 -------------------------------    -------------------------------
                                      ACTUAL         PROJECTED          ACTUAL          PROJECTED
                                 -------------     -------------    -------------    --------------
RECEIPTS
--------
A/R Collections                   $  1,495,276      $  1,447,716     $ 34,593,928     $  35,340,836
Loans                                        -                 -                -                 -
Sale of Assets                               -                 -                -                 -
InterCompany Transfer                   22,549          (200,000)      (1,184,988)         (581,580)
Other                                   10,898                 -           53,957                 -
                                 -------------     -------------     ------------     -------------
     Total Receipts                  1,528,723         1,247,716       33,462,897        34,759,256
                                 -------------     -------------     ------------     -------------
DISBURSEMENTS
-------------
Net Payroll                            416,511           402,141        7,440,228         7,669,746
Payroll Taxes                          208,686           196,529        4,157,305         3,964,924
Accounts Payable                       565,068           482,337       17,360,307        14,837,211
Profit Sharing / Pension                19,244            19,244          403,436         1,965,037
Insurance                                6,832             6,517        2,058,615         1,970,824
Commissions                             28,800            28,800          663,849           935,708
Utilities                               48,826            46,762        1,039,180         1,097,047
Leases / Rents                          34,923            34,828          535,759           655,496
Bank Service Charges                         -                 -                -                 -
Loans                                        -                 -                -            74,620
Professional Fees-Bankruptcy                 -                 -                -                 -
Capital Expenditures                         -                 -                -                 -
US Trustee Fees                          8,000             8,000           46,250            46,250
Court Costs                                  -                 -                -                 -
                                 -------------     -------------     ------------     -------------
     Total disbursements             1,336,891         1,225,159       33,704,928        33,216,862
                                 -------------     -------------     ------------     -------------
NET CASH FLOW                      $   191,832      $     22,557      $  (242,031)   $    1,542,393
-------------                    =============    ==============     ============    ==============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                            Account                        Book
Balance per Books                           Number       Account Type    Balance
                                         ------------  ---------------  ----------
  Petty Cash                               N/A         Petty cash       $    1,000

  Iowa State Savings Bank                  18082912    Payroll             139,481

  National City Bank                       884096828   Disbursement       (127,667)

                                                                                 -

                                                                        ----------
Bank reconciliations are available.                                     $   12,814
                                                                        ==========





WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                               Month of           CUMULATIVE
                                               July 2003         FILING TO DATE
                                            --------------     ----------------

Gross Sales                                   $ 1,109,706        $34,561,368
Less: Defective mat'l returned                          -                  -
      Sales allowances                             48,020            998,105
      Cash discounts                                1,033             45,254
                                             ------------        -----------
           Total sales deductions                  49,053          1,043,359
                                             ------------        -----------

        NET SALES                               1,060,653         33,518,009
                                             ------------        -----------
Cost of Sales                                   1,005,574         31,901,622
                                             ------------        -----------
        GROSS PROFIT                               55,079          1,616,387
                                             ------------        -----------

Selling, General & Admin. Expense
    Selling expense                                45,885          1,024,092
    General & Admin. expense                       60,312          1,039,244
    Corporate Fees                                 76,000          1,490,000
                                             ------------        -----------
      Total S G & A and Environ. Expense          182,197          3,553,336
                                             ------------        -----------
        OPERATING INCOME                         (127,118)        (1,936,949)
                                             ------------        -----------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                100
    Interest Expense                                    -                  -
                                             ------------        -----------
        Other Income (Expense)                          -                100
                                             ------------        -----------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                         (127,118)        (1,936,849)
                                             ------------        -----------
REORGANIZATION ITEMS
    Professional Fees                              61,000          1,162,750
    US Trustee Quarterly Fees                       8,000             46,250
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                             ------------        -----------
        Total Reorganization Items                 69,000          1,209,000
                                             ------------        -----------

INCOME (LOSS) BEFORE TAXES                       (196,118)        (3,145,849)

Provision for Taxes                               (66,000)        (1,054,000)
                                             ------------        -----------
NET INCOME (LOSS)                            $   (130,118)      $ (2,091,849)
                                             =============      =============


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                         7/31/03          1/15/02
ASSETS                                               --------------   --------------
--------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              $   12,814       $  254,845
    Restricted cash and cash equivalents                         -                -
    Accounts receivable - net                            1,916,044        2,712,548
    Inventories - net                                    3,928,042        6,262,631
    Other assets - current                                 449,644          227,047
                                                     -------------    -------------
           TOTAL CURRENT ASSETS                          6,306,544        9,457,071
                                                     -------------    -------------
OTHER ASSETS
    Deferred income taxes                                  989,802          919,242
    Intercompany receivable                             14,765,921       13,580,933
    Investment in subsidiaries                                   -                -
    Other                                                  867,588              563
                                                     -------------    -------------
           TOTAL OTHER ASSETS                           16,623,311       14,500,738
                                                     -------------    -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                   233,419          233,419
    Buildings                                            3,931,795        3,931,795
    Machinery and equipment                              9,950,574        9,944,774
                                                     -------------    -------------
           Total property, plant and equipment          14,115,788       14,109,988
    Less: Accum. depreciation and amortization          12,672,664       12,262,052
                                                     -------------    -------------
           NET PROPERTY, PLANT AND EQUIPMENT             1,443,124        1,847,936
                                                     -------------    -------------
TOTAL ASSETS                                          $ 24,372,979     $ 25,805,745
                                                     =============    =============

LIABILITIES & SHAREHOLDERS' EQUITY                      7/31/03          1/15/02
--------------------------------------------------   --------------   -------------
LIABILITIES (POSTPETITION)
--------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                 $          -     $          -
    Accounts payable                                       810,104                -
    Accrued liabilities                                  1,906,350                -
    Accrued income taxes                                         -                -
    Dividends payable                                            -                -
                                                     -------------    -------------
           TOTAL CURRENT LIABILITIES                     2,716,454                -
                                                     -------------    -------------
LONG-TERM DEBT - SECURED                                         -                -
                                                     -------------    -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation            1,166,000                -
    Deferred income taxes                                        -                -
    Intercompany payable                                         -                -
    Long-term pension liability                                  -                -
                                                     -------------    -------------
           TOTAL OTHER LIABILITIES                       1,166,000                -
                                                     -------------    -------------
TOTAL LIABILITIES (POSTPETITION)                         3,882,454                -
                                                     -------------    -------------



LIABILITIES (PREPETITION)
--------------------------------------------------
    Secured debt                                                 -                -
    Priority debt 1                                              -        1,814,744
    Unsecured debt                                       5,511,226        6,919,853
    Intercompany payable                                         -                -
                                                     -------------    -------------
TOTAL LIABILITIES (PREPETITION)                          5,511,226        8,734,597
                                                     -------------    -------------
TOTAL LIABILITIES                                        9,393,680        8,734,597
                                                     -------------    -------------
SHAREHOLDERS' EQUITY
    Common stock                                             1,000            1,000
    Capital in excess of par value                      15,939,486       15,939,486
    Equity - unearned compensation                               -                -
    Minimum pension liability adjustment                         -                -
    Foreign currency translation adjustment                      -                -
    Retained earnings - prepetition                      1,130,662        1,130,662
    Retained earnings - postpetition                    (2,091,849)               -
                                                     -------------    -------------
           TOTAL SHAREHOLDERS' EQUITY                   14,979,299       17,071,148
                                                     -------------    -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $ 24,372,979     $ 25,805,745
                                                     =============    =============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)

----------------------------------------------------------------------------------------------
                                                                              Tax Liability
                                    Beginning     Amt. Withheld     Amount      at end of
FEDERAL TAXES:                    Tax Liability   or Amt of Tax      Paid     Current Month
----------------------------------------------------------------------------------------------
Withholding                           9,878           49,964       59,843               (1)
FICA-Employee                        11,766           36,138       41,958            5,946
FICA-Employer                        11,766           36,138       41,958            5,946
Unemployment                          2,168               70        1,638              600
Income Tax                                0                0            0                0
Foreign Income Tax                        0                0            0                0
Other:                                    0                0            0                0
                                 -------------------------------------------------------------
   TOTAL FEDERAL TAXES              $35,578         $122,309     $145,396          $12,491
                                 -------------------------------------------------------------
STATE AND LOCAL TAXES:
---------------------
Withholding                          12,439           18,929       21,761            9,607
Unemployment                         43,888            9,320       41,529           11,679
Sales                                     0                0            0                0
Income Tax                                0                0            0                0
Real Property                        96,235            5,220            0          101,455
Personal Property                         0                0            0                0
Other: Describe                           0                0            0                0
                                 -------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $152,562          $33,469      $63,290         $122,741
                                 -------------------------------------------------------------
                                 -------------------------------------------------------------
TOTAL POST PETITION TAXES          $188,140         $155,778     $208,686         $135,232
                                 =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
-------------------------------------------------------------------------------------------------------------
                                                  Number of Days Past Due
                              --------------------------------------------------------------------------------
                                    Current   30 days    31-60 days   61-90 days     over 90 days    Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                    810,104        0            0             0          0           810,104
Wages Payable                       728,354        0            0             0          0           728,354
Taxes Payable (Other than income)   135,232        0            0             0          0           135,232
Professional Fees                    67,022        0            0             0          0            67,022
Rent/Lease - Building                     0        0            0             0          0                 0
Rent/Lease - Equipment                    0        0            0             0          0                 0
Other Accrued Liabilities           975,742        0            0             0          0           975,742
Income Taxes Payable                      0        0            0             0          0                 0
Secured Debt                              0        0            0             0          0                 0
Intercompany Payable                      0        0            0             0          0                 0
Other LT Liabilities              1,166,000        0            0             0          0         1,166,000
                              ---------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS         $3,882,454       $0           $0            $0         $0        $3,882,454
                              =================================================================================


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

----------------------------------------------------------------------------
                               Dates           Amount     Check Nos.
Description of Tax             Paid             Paid        or EFT
----------------------------------------------------------------------------
SWCC - Ia W/H                  07/10/03        $2,442        114634
SWCC - Ia W/H                  07/25/03         2,336        114771
Iowa W/H                       07/10/03         9,997          5360
Iowa W/H                       07/25/03         6,986         48941
FIT PAYMENT                    07/02/03         9,879      20786883
FICM-FICA PAYMENT              07/02/03        15,088      20786883
FIT PAYMENT                    07/09/03        18,991      21554194
FICM-FICA PAYMENT              07/09/03        25,817      21554194
FIT PAYMENT                    07/16/03         3,060      22437643
FICM-FICA PAYMENT              07/16/03         4,845      22437643
FIT PAYMENT                    07/23/03        18,788      23219179
FICM-FICA PAYMENT              07/23/03        25,538      23219179
FIT PAYMENT                    07/30/03         9,125      24006221
FICM-FICA PAYMENT              07/30/03        12,627      24006221
FUT PAYMENT                    07/30/03         1,638      24005575
Iowa Unemployment              07/30/03        41,529        114837
                                           -----------
TOTAL POST PETITION TAXES PAID               $208,686
                                           ===========



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2003
                                                                                --------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period         $2,462,580
PLUS Amounts billed during the period                                       1,102,579
LESS Amounts collected during the period                                    1,495,276
                                                                      ---------------
Total Accounts Receivable at the end of the reporting period               $2,069,883
                                                                      ===============



------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
------------------------------------------------------------------------------------------
0-30 days old                                                                1,581,653
31-60 days old                                                                 165,781
61-90 days old                                                                  12,445
91+ days old                                                                   310,004
                                                                       ---------------
Total Accounts Receivable                                                    2,069,883
Amount considered uncollectible (bad debt)                                     154,612
                                                                       ---------------
Accounts Receivable (Net) at the end of the current period                  $1,915,271
                                                                       ===============

DEBTOR QUESTIONNAIRE

------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                            YES          NO
------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
   explanation below.                                                                 no
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
   provide an explanation below.                                                      no
3. Have all postpetition tax returns been timely filed? If no,
   provide an explanation below.                                        yes
4. Are workers compensation and general liability and other
   necessary insurance coverages in effect? If no, provide an
   explanation below.                                                   yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.

